                                                                    EXHIBIT 10.1

                    AMENDMENT NUMBER TEN TO CREDIT AGREEMENT
                    ----------------------------------------

This AMENDMENT NUMBER TEN OF CREDIT AGREEMENT, dated as of May 3, 1999 (this "Amendment"), is entered into among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), certain of the Banks (as defined below) that are signatories hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Banks thereunder (in such capacity, the "Agent").

WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement as set forth herein.

WHEREAS, subject to the terms and conditions contained herein, the Banks signatory hereto are willing to amend such provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                        DEFINITIONS FOR THIS AMENDMENT;
                        -------------------------------
                 AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT
                 ----------------------------------------------

1.1  Definitions for this Amendment.  Any and all initially capitalized terms
     ------------------------------
used herein shall have the meanings ascribed thereto in the Credit Agreement unless specifically defined herein. For purposes of this Amendment, the following initially capitalized terms shall have the following meanings:

          "Agent" shall have the meaning set forth in the introduction to this
           -----
          Amendment.

          "Amendment" means this Amendment Number Ten to Credit Agreement among
           ---------
          the Borrower, certain of the Banks, and the Agent.

          "Banks" means, collectively, the financial institutions signatory
           -----
          hereto and Sanwa Bank California, and "Bank" means any of the Banks.
                                                 ----

          "Borrower" shall have the meaning set forth in the introduction to
           --------
          this Amendment.

          "Credit Agreement" means that certain Credit Agreement, dated as of
           ----------------
          May 20, 1993, among the Borrower, the Banks, and the Agent, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994, that certain Amendment Number Two to Credit

          Agreement dated as of July 11, 1995, that certain Amendment Number Three to Credit Agreement dated as of January 22, 1996, that certain Amendment Number Four and Waiver to Credit Agreement dated as of December 10, 1996, that certain Amendment Number Five to Credit Agreement dated as of April 1, 1997, that certain Amendment Number Six and Waiver to Credit Agreement dated as of August 15, 1997, that certain Amendment Number Seven and Restatement of Amendments One Through Six to Credit Agreement dated as of April 6, 1998, that certain Amendment Number Eight to Credit Agreement dated as of January 29, 1999, and that certain Amendment Number Nine to Credit Agreement dated as of March 8, 1999.


                                   ARTICLE 2

                        AMENDMENT OF CERTAIN PROVISIONS
                        -------------------------------
                            OF THE CREDIT AGREEMENT
                            -----------------------

2.1  Amendment of Section 1.1 of the Credit Agreement.  Section 1.1(b) of the
     ------------------------------------------------
Credit Agreement is amended to restate the following two definitions in their entirety:

"Applicable Eurodollar Rate Margin" means, for each Eurodollar Rate Portion of
 ---------------------------------
Loans outstanding prior to the Termination Date:

  (i) 1.20%, if Borrower has at least two of the following long-term senior debt ratings: (A) Bal or less as determined by Moody's Investors Service ("Moody's"), (B) BB+ or less as determined by Standard and Poor's Corporation ("S&P"), and (C) BB+ or less as determined by Duff & Phelps Inc. ("Duff");

  (ii) 0.825%, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

  (iii) 0.70%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

  (iv) 0.625%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

  (v) 0.55%, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Eurodollar Rate Margin shall be the lowest applicable percentage amount. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Eurodollar Rate Margin shall be 1.20%. Each change in the Applicable Eurodollar Rate Margin based on a change in such long-term senior debt rating shall be effective for each Interest Period of each Eurodollar Rate Portion of the Loans commencing on or after the second Business Day after the date that the Borrower provides written notice to the Agent of such rating change.

"Applicable Facility Fee Rate" means, for each calendar quarter:
 ----------------------------

  (i) 0.425% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) bal or less as determined by Moody's, (B) BB+ or less as determined by S&P, and (C) BB+ or less as determined by Duff;

  (ii) 0.30% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

  (iii) 0.30% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

  (iv) 0.25% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

  (v) 0.20% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Facility Fee Rate shall be the percentage amount applicable to the highest ratings requirement clause met by the Borrower. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Facility Fee Rate shall be 0.425%. Each change in the Applicable Facility Fee Rate based on a change in such long-term senior debt rating shall be effective for the calendar quarter commencing on or after the date that the Borrower provides written notice to the Agent of such rating change.

2.2  Amendment of Section 9.2 of the Credit Agreement.  Section 9.2 of the
     ------------------------------------------------
Credit Agreement is amended and restated in its entirety as follows:

     9.2  Financial Covenants.
     -------------------------

So long as any Loan or any other amount payable by the Borrower hereunder shall remain unpaid or any Bank shall have any Commitment, the Borrower agrees that:

          (a)  Leverage Ratio. The Borrower will not permit the ratio of
               --------------
Consolidated Total Liabilities to Consolidated Tangible Net Worth to be greater than 1.50 to 1.00;

          (b)  Minimum Consolidated Tangible Net Worth. The Borrower will
               ---------------------------------------
maintain Consolidated Tangible Net Worth of not less than $550,000,000.

          (c)  Debt Service Coverage Ratio. The Borrower will maintain a ratio
               ---------------------------
of (a) EBITDA to (ii) the sum of (A) Consolidated Interest Expense plus (B)
                                                                   ----
regularly scheduled principal payments (other than payments due on any final maturities) on Indebtedness (including such payments attributable to Capital Leases but excluding such payments relating to Indebtedness to trade creditors for goods and services incurred in the ordinary course of business on customary terms), of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, for any period of four consecutive fiscal quarters of the Borrower of not less than 2.50 to 1.00.

                                   ARTICLE 3

                                 MISCELLANEOUS
                                 -------------

3.1  Loan Documents.  This Amendment shall be one of the Loan Documents.
     --------------

3.2  Execution.  This Amendment may be executed in any number of counterparts,
     ---------
each of which when so executed and delivered shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of the signature pages of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of the signature pages of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

3.3  Effectiveness.  This Amendment shall be effective, as of the date first
     -------------
written above, when one or more counterparts hereof shall have been executed by the Borrower, the Banks whose signatures are provided for below, and the Agent, and shall have been delivered to the Agent. Pursuant to Section 12.1 of the Credit Agreement, this Amendment, when effective, shall be binding upon all the Banks, having been approved by Majority Banks.

3.4  No Other Amendment.  Except as expressly amended hereby, the Credit
     ------------------
Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement, the terms and provisions of this Amendment shall control. This Amendment shall be deemed a part of and is hereby incorporated in the Credit Agreement.

3.5  Governing Law.  This Amendment shall be governed by, and construed and
     -------------
enforced in accordance with, the laws of the State of California.

                           [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION, in its individual
                                             capacity and as Agent

                                             By:  ____________________________
                                             Title: __________________________


                                             SANWA BANK CALIFORNIA

                                             By:  ____________________________
                                             Title: __________________________

                                             By:  ____________________________
                                             Title: __________________________


                                             NATIONSBANK, N.A.

                                             By:  ____________________________
                                             Title: __________________________

                                             By:  ____________________________
                                             Title: __________________________


                                             THE BANK OF NEW YORK

                                             By:  ____________________________
                                             Title: __________________________

                                             By:  ____________________________
                                             Title: __________________________


                                             NATIONWIDE HEALTH PROPERTIES, INC.

                                             By:  ____________________________
                                             Title: __________________________